SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

(Date of Report: March 30, 2004 (Date of Earliest Event Reported: March 11, 2004))

POLYMER GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-14330	57-1003983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201, North Charleston, South Carolina
(Address of Principal Executive Offices, including Zip Code)

(843) 329-5151
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 12.

On March 11, 2004, Polymer Group, Inc. (“PGI”) announced its consolidated financial results for the fourth quarter of fiscal 2003, the ten months ended January 3, 2004 and the two months ended March 1, 2003 (Predecessor).  A copy of the press release is furnished with this report as an exhibit to Form 8-K.

The following non-GAAP disclosures were included in the press release to provide investors with information regarding the underlying business.

The Company provided operating income before plant realignment, asset impairment and other charges as these charges are related to transactions that are excluded as expenses by the provisions of its bank covenant calculations.  The Company believes that presenting information excluding these charges is helpful to the lenders and in evaluating the on-going business operations.

(c)                                  Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated March 11, 2004 for the fourth quarter of fiscal 2003, the ten months ended January 3, 2004 and the two months ended March 1, 2003 (Predecessor).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: March 30, 2004	/s/ Willis C. Moore III

Willis C. Moore III
Chief Financial Officer